UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 22, 2013, Corporate Resource Services, Inc., a Delaware Company, issued the press release attached hereto as Exhibit 99.1 (the “Press Release”) to announce its entry into the retail energy services industry with the formation of Abest Power & Gas, LLC {“Abest”), a joint venture between it and retail energy veteran Frank Rosa.  Abest will operate as an energy services company to supply electricity and gas to residential and commercial customers in states where deregulation has offered consumers the ability to choose their energy provider.

Item 9.01.  Financial Statements and Exhibits

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(d)	Exhibits

99.1	Press Release of Corporate Resource Services, Inc. dated January 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina
Name	John P. Messina
Title	Chief Executive Officer

Date:  January 28, 2013